UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

HEALTH BENEFITS DIRECT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 S.W. 10th Street, Deerfield Beach, Florida		33442
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 944-4447

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 3, 2006, Health Benefits Direct Corporation, a Delaware corporation (the “Company”), entered into a merger agreement (“Merger Agreement”) with ISG Merger Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), Insurance Specialist Group Inc., a Florida corporation (“ISG”), and Ivan Spinner (“Spinner”) pursuant to which, among other things, Merger Sub merged with and into ISG (the “Merger”). As consideration for the Merger the Company made a cash payment of $920,000 and issued 1,000,000 shares of its common stock, par value $0.001 per share (“Common Stock”), to Spinner, the sole stockholder of ISG in exchange for all of the outstanding stock of ISG. The shares have the same registration rights and lock up restrictions as applicable to the shares held by the Company’s founders. The Merger became effective on April 4, 2006. A copy of the Merger Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On April 3, 2006 in connection with the Merger, HBDC II, Inc., a wholly-owned subsidiary of the Company, entered into a two-year employment agreement with Spinner, which provides that Spinner will be compensated at an annual base salary of $371,000 with bonus compensation at the discretion of the Board. The agreement may be terminated by the Company for “cause” (as such term is defined in the agreement) and without “cause” upon 30 days notice. If Spinner is terminated by the Company for “cause” or due to death or disability, or if Spinner elects to terminate his employment at any time, he will be entitled to the amount, on a pro rata basis, in excess of $250,000 per year for the balance of the term. If Spinner is terminated without “cause” he will be entitled to his base salary for the remainder of the term. Under the agreement Spinner will also receive an initial sign on bonus of $150,000, and an option to purchase an aggregate of 150,000 shares of Common Stock at an exercise price of $3.50 per share, of which 25% of the shares subject to the option will vest on April 3, 2007 and the remainder of which will vest in equal monthly installments for 36 months thereafter. A copy of the employment agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K,

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events

On April 6, 2006, the Company issued a press release announcing the Merger, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The financial statements of ISG will be filed on a subsequent Current Report on Form 8-K on or before June 19, 2006.

(b)	Pro Forma Financial Information

The pro forma financial information required to be filed under Item 9.01 (b) will be filed on a subsequent Current Report on Form 8-K on or before June 19, 2006.

(d)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Merger Agreement dated April 3, 2006 by and among Health Benefits Direct Corporation, ISG Merger Acquisition Corp., Insurance Specialist Group Inc. and Ivan Spinner

10.2	Employment Agreement, dated April 3, 2006, between HBDC II, Inc. and Ivan Spinner

99.1	Press Release dated April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 6, 2006	HEALTH BENEFITS DIRECT CORPORATION

	By:	/s/ Anthony R. Verdi
Anthony R. Verdi
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Merger Agreement dated April 3, 2006 by and among Health Benefits Direct Corporation, ISG Merger Acquisition Corp., Insurance Specialist Group Inc. and Ivan Spinner

10.2	Employment Agreement, dated April 3, 2006, between HBDC II, Inc. and Ivan Spinner

99.1	Press Release dated April 6, 2006.

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